UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 15, 2010
NATIONWIDE HEALTH PROPERTIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150 Newport Beach, California (Address of Principal Executive Offices)		92660 (ZIP Code)
(949) 718-4400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-1.2
EX-8.1

Item 1.01	Entry into a Material Definitive Agreement
     On January 15, 2010, Nationwide Health Properties, Inc. entered into Sales Agreements with each of Cantor Fitzgerald & Co. and Calyon Securities (USA) Inc. to sell up to an aggregate of 5,000,000 shares of its common stock, par value $0.10 per share, from time to time through Cantor Fitzgerald & Co. and Calyon Securities (USA) Inc. as sales agents.
     Copies of the Sales Agreements are attached as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
1.1	Sales Agreement, dated January 15, 2010, between Nationwide Health Properties, Inc. and Cantor Fitzgerald & Co.

1.2	Sales Agreement, dated January 15, 2010, between Nationwide Health Properties, Inc. and Calyon Securities (USA) Inc.

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: January 15, 2010	By:	/s/ Abdo H. Khoury
		Name:	Abdo H. Khoury
		Title:	Executive Vice President and Chief Financial & Portfolio Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Sales Agreement, dated January 15, 2010, between Nationwide Health Properties, Inc. and Cantor Fitzgerald & Co.

1.2	Sales Agreement, dated January 15, 2010, between Nationwide Health Properties, Inc. and Calyon Securities (USA) Inc.

8.1	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)